                         ANNUAL REPORT / OCTOBER 31 1999



                         AIM EMERGING MARKETS DEBT FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]

                      ------------------------------------

              REFLECTION OF THE SUN IN THE SEA BY NICOLAS TARKHOFF

           A FREQUENT SYMBOL IN NICOLAS TARKHOFF'S PAINTINGS WAS THE

           SUN, WHICH HE SAW AS A SYMBOL OF REBIRTH AND OPPORTUNITY.

         WHILE GLOBAL EVENTS CAN CREATE VOLATILE INVESTMENT CONDITIONS

        IN EMERGING MARKETS, AIM BELIEVES THAT A DISCIPLINED INVESTMENT

             APPROACH, SUPPORTED BY THOROUGH RESEARCH AND ANALYSIS,

            CREATES OPPORTUNITY FOR PROFIT IN THE CHANGING WORLD OF

                               EMERGING MARKETS.

                      ------------------------------------

AIM Emerging Markets Debt Fund is for shareholders who primarily seek a high level of current income and secondarily seek capital appreciation. The fund invests primarily in debt securities of issuers located in emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Emerging Markets Debt Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o Had the advisor not absorbed fund expenses in the past, performance figures would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to zero at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o AIM Emerging Markets Debt Fund's average annual total returns (including sales charges) as of 9/30/99 (the most recent calendar quarter end), are as follows: for Class A shares, one year, 14.04%; five years, 4.12%; inception (10/22/92), 7.61%. For Class B shares, one year, 14.01%; five years, 4.23%;
    inception (10/22/92), 7.68%. For Class C shares, date sales commenced (3/1/99), 6.30%. For Advisor Class shares, one year, 20.43%; inception (6/1/95), 7.19%.
o Because Class C shares have been offered for less than a year (since 3/1/99), the return provided is the cumulative total return that has not been annualized.
o Sales charges do not apply to Advisor Class shares. Beginning 3/1/99, Advisor Class shares were closed to new investors.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o During the fiscal year ended 10/31/99, the fund's Class A shares paid distributions of $0.9300; Class B shares, $0.8770; Class C shares, $0.5640; and Advisor Class shares, $0.9580.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The J.P. Morgan Emerging Markets Bond Index (often referred to as the Brady index) tracks total returns for traded external-debt Brady bonds (foreign bonds collateralized by U.S. Treasury bonds) in 10 emerging bond markets. It is measured in U.S. dollars, and it reflects the results of reinvested coupons.
o The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is a market-value-weighted average of government bonds from 13 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
       INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
      OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE
                           SOME OR ALL OF YOUR MONEY.


        This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM EMERGING MARKETS DEBT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
    [PHOTO OF       faith in two long-established principles of investing:
   Charles T.       portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
  the Board of      opened on October 31, 1998, saw a market dominated by
    THE FUND        large-capitalization stocks and high-quality bonds,
 APPEARS HERE]      especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run-and the long run is several years-the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered trademark--

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                      ------------------------------------


                         AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND FINISHES VOLATILE YEAR
WITH UPBEAT OUTLOOK

THE REPORTING PERIOD WAS ONE OF THE WORST IN HISTORY FOR BOND MARKETS. HOW DID THE FUND PERFORM?
During the past 12 months, the bond markets seemed to have been afflicted by the old Chinese curse, "May you live to see interesting times"-it was certainly an interesting year. Emerging-markets debt securities, however, fared well overall. The widely followed J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) showed a return of 19.98% for the year ended October 31, 1999, while the J.P. Morgan EMBI (Brady) returned 16.66%. Our fund also ended this volatile year on a very positive note, as shown in the table below.

YOUR FUND'S PERFORMANCE

As of 10/31/99, excluding sales charges

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

CLASS A SHARES
1 Year                         18.38%

CLASS B SHARES
1 Year                         17.61%

ADVISOR CLASS SHARES
1 Year                         18.87%

CLASS C SHARES*
Inception (3/1/99)             11.74%

*Cumulative total return that has not been
 annualized
================================================================================

    As of October 31, 1999, the fund's 30-day distribution rates at net asset value were 10.84% for Class A shares, 10.19% for Class B shares, 11.23% for Advisor Class shares and 10.19% for Class C shares. The 30-day SEC yields at maximum offering price were 8.43% for Class A shares, 8.21% for Class B shares, 9.24% for Advisor Class shares and 8.21% for Class C shares.

WHAT WERE THE BIGGEST CHALLENGES FACING EMERGING-MARKETS DEBT SECURITIES IN THE REPORTING PERIOD?
The last 12 months were quite volatile, with markets seesawing between valleys and peaks. In fall 1998, the fund's performance took a hit--as did virtually the entire non-investment-grade bond market--after Russia effectively declared bankruptcy in August. Then the underweighted Russian position we held after the crisis hurt fund performance early in 1999, when Russian assets doubled on expectations that euro-bonds would continue to be serviced. The January devaluation of the Brazilian real also affected the fund somewhat, although we were underweight in Brazil at the time and escaped the worst of the devaluation's effects on the market.
    After a strong rally from early March to the end of April, all the emerging markets softened in sympathy with Brazil as it suffered through an investigation of its central-bank president. In July and August, the market remained flat amid concerns regarding the political situation in Brazil, Argentina's debt profile and the looming default of Ecuador on its Brady bonds. These country-specific issues were compounded by worries over the direction of U.S. interest rate policy, new-issue supply in the corporate and high-yield markets, and potential year 2000 "bug" (Y2K) issues.

WHAT POSITIVES COUNTERBALANCED THESE CHALLENGES?
Emerging-markets bonds have been--and still are--some of the cheapest assets in the fixed-income marketplace. Uncertainty about Y2K, the Dow Jones Industrial Average's ups and downs, and concerns about interest rate increases have created a lack of support for the market, which in turn makes for buying opportunities. We are also seeing effects from the end of a series of crises that erupted over a period of about 18 months, beginning with the Asian crisis in the fall of 1997 and ending with Brazil's central-bank scandal. These crises, along with the other events mentioned, have driven valuations to historically low levels.
    So while the fund did face challenges, those challenges resulted in a lot of prospects for bargain buying. We've also seen a large reduction in market liquidity, which positively affects emerging-markets debt because it discourages non-dedicated money, such as hedge funds, from moving in and out of the asset class and increasing volatility.
    In addition, we made some improvements to the proprietary models we use to manage the fund and added a new one to try to prevent or lessen the impact of another situation like the 1998 Russian default.

WHAT COUNTRIES IN PARTICULAR HAVE PERFORMED WELL?
Around the world, Asian debt has been one of the top performers. We increased the portfolio's diversification by shifting money from Latin America to this region in late summer--especially to South Korea, the Philippines and Malaysia--given that issuance and liquidity in Asia increased over

                      ------------------------------------

                          THE YEAR HAS BEEN MARKED BY

                     WIDE VARIATIONS IN INVESTMENT RETURNS

                         ACROSS REGIONS, COUNTRIES AND

                          SECURITIES. WE THINK WE HAVE

                              THE RIGHT POSITIONS

                          TO OUTPERFORM GOING FORWARD.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

===================================================================================================================================
TOP FIVE BOND HOLDINGS                                                   FUND ALLOCATION (Pie Chart)

COUNTRY      COUPON      MATURITY    SECURITY  % OF PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
South Korea   8.875     4/2008       Notes       4.37%                   MALAYSIA 2.38%                 BRAZIL 21.18%


Brazil        7.00      4/2012       Bonds       4.11                    POLAND 2.63%


Brazil        8.00      4/2014       Bonds       4.05                    CASH/CASH EQUIVALENTS 3.00%    MEXICO 17.08%


Russia       11.75      6/2003       Bonds       3.93                    UNITED STATES 3.78%            OTHER 15.91%


Mexico       11.50      5/2026       Bonds       3.87                    SOUTH KOREA 4.37%              RUSSIA 6.74%

                                                                         VENEZUELA 4.40%

                                                                         BULGARIA 4.67%                 ARGENTINA 13.86%

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

the past year. Although we reduced our exposure to Brazil and Argentina during the same period because of concerns about fiscal management and the slow pace of reform, we now plan to increase the allocation to Brazil because of its positive performance.
    Mexico was another strong position for the fund last year. We ended the fiscal year with a large weighting there--a position we've held for some time because of Mexico's relatively stable political situation and because the country's public-sector finances are more in hand. We now plan to reduce exposure there because in the short to intermediate term, we feel Brazil offers higher returns. Mexico has a presidential election in July 2000, which has historically been a time of very high volatility--in fact, the last three elections ended in an economic crisis. We certainly don't expect that this time, but we do feel that the chance of some moderate volatility could allow us to re-enter the market at a more favorable level.

WHAT'S YOUR STRATEGY FOR THE SHORT TERM?
Recovery was the theme at the beginning of the year, and it may yet be the theme for both the short and the long term. Emerging markets have begun to exhibit much less volatility, which we expected because of Y2K concerns-many investors are adopting a conservative investment posture until January 2000. We selected more income-generating assets toward the end of the fiscal year, which may provide a cushion in turbulent markets, and we also plan to maintain a modest cash position over the new year.

WHAT'S THE OUTLOOK FOR 2000?
Historically, bond markets have staged a recovery on the heels of an extended period of poor performance, and we look for 2000 to follow that trend. We're optimistic about emerging markets because the major countries in our investment universe continue to follow market-friendly economic policies--there appears to be little appetite for a return to the state-controlled, low-growth, high-inflation policies of the past. We believe this trend of solid economic policy will drive performance in the coming year--and may offer investors a rare investment opportunity right now.

                      ------------------------------------

                          WE BELIEVE THE MARKET OFFERS

                          EXCELLENT LONG-TERM VALUE AT

                        CURRENT LEVELS AND LOOK FOR 2000

                            TO BE A YEAR OF RECOVERY

                                FOR BOND MARKETS.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EMERGING MARKETS DEBT FUND VS. BENCHMARK INDEX

10/22/92-10/31/99

($10,000 Hypo Chart)
in thousands
================================================================================
           AIM               AIM
           EMERGING MARKETS  EMERGING MARKETS  J.P. MORGAN
           DEBT FUND         DEBT FUND         EMBI
           CLASS A SHARES    CLASS B SHARES    (BRADY) INDEX
--------------------------------------------------------------------------------
10/22/92     9,525            10,000            10,000
10/93       13,681            14,260            14,011
10/94       12,799            13,269            12,693
10/95       13,159            13,543            13,710
10/96       18,297            18,710            19,180
10/97       20,944            21,286            21,866
10/98       14,645            14,796            20,511
10/99       17,338            17,401            23,928

Source: Lipper Inc.

Past performance cannot guarantee comparable future results.
================================================================================

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart compares your fund's Class A and B shares to a benchmark index. It is intended to give you a general idea of how your fund compared to the bond market over the period 10/22/92-10/31/99. (Please note that the index performance figures are for the period 10/31/92-10/31/99.) It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. Unlike your fund, an index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges
===============================================================================
CLASS A SHARES
-------------------------------------------------------------------------------
 10 years                          8.15%
  5 years                          5.22
  1 year                          12.78*

* 18.38% excluding sales charges

CLASS B SHARES
-------------------------------------------------------------------------------
Inception (4/1/93)                 8.21%
  5 years                          5.36
  1 year                          12.61*

* 17.61% excluding sales charges

CLASS C SHARES*
-------------------------------------------------------------------------------
Inception (3/1/99)                10.74%
* Total return provided is cumulative total return that has not been annualized; 11.74% excluding sales charges.

ADVISOR CLASS SHARES*
-------------------------------------------------------------------------------
Inception (6/1/95)                 8.06
  1 year                          18.87

* Sales charges do not apply to Advisor shares.
===============================================================================


Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Advisor Class shares will differ from Class A, Class B and Class C shares due to differing fees and expenses. For fund performance calculations and a description of an index cited on this page, please refer to the inside front cover.


                         AIM EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

CORPORATE BONDS-12.57%

ARGENTINA-2.29%

Banco Hipotecario S.A.
  (Banks-Regional), Sr. Unsec.
  Unsub. Notes, 10.00%, 04/17/03
  (Acquired 04/07/98; Cost
  $1,277,171)(b)                    $ 1,279,000   $  1,179,877
--------------------------------------------------------------
CEI Citicorp Holdings S.A.
  (Investment Banking/Brokerage),
  Bonds, 11.25%, 02/14/07
  (Acquired 08/13/99; Cost
  $2,175,315)(b)(c)               ARS   3,000,000    2,333,597
--------------------------------------------------------------
                                                     3,513,474
--------------------------------------------------------------

BRAZIL-1.83%

Banco Nacional De Desenvolri
  (Banks- Regional), Unsec. Unsub.
  Floating Rate Notes, 13.64%,
  06/16/08(d)                         3,250,000      2,810,997
--------------------------------------------------------------

CAYMAN ISLANDS-1.15%

PDVSA Finance Ltd.,
  (Banks-Regional), Sr. Unsec.
  Notes, 9.75%, 02/15/10 (Acquired
  03/31/99; Cost $1,837,494)(b)       1,850,000      1,753,469
--------------------------------------------------------------

JAMAICA-1.06%

Mechala Group
  (Manufacturing-Diversified),
  Series B, Sr. Gtd. Sub. Notes,
  12.75%, 12/30/99                    4,134,000      1,622,595
--------------------------------------------------------------

MEXICO-6.24%

Alestra S.A., Sr. Notes, 12.625%
  5/15/09                             3,918,000      3,790,665
--------------------------------------------------------------
Fideicomiso Petacalco Trust-Topolo
  (Financial-Diversified), Sec.
  Notes, 10.16%, 12/23/09
  (Acquired 06/25/99; Cost
  $1,575,000)(b)                      1,750,000      1,540,000
--------------------------------------------------------------
Grupo Televisa S.A.
  (Entertainment), Sr. Disc.
  Notes, 13.25%, 05/15/08(e)          2,400,000      2,055,000
--------------------------------------------------------------
Petroleos Mexicanos (Oil &
  Gas-Refining & Marketing),
  Sr. Gtd. Sub. Bonds, 9.50%,
  09/15/27                              300,000        257,250
--------------------------------------------------------------
  Unsub. Bonds, 9.50%, 09/15/27       2,000,000      1,925,000
--------------------------------------------------------------
                                                     9,567,915
--------------------------------------------------------------
    Total Corporate Bonds (Cost
      $20,115,100)                                  19,268,450
--------------------------------------------------------------

GOVERNMENT BONDS & GOVERNMENT
  AGENCY OBLIGATIONS-80.32%

ARGENTINA-11.42%

Province of Buenos Aires, Series
  2, Unsec. Unsub. Notes, 12.50%,
  03/15/02                            1,100,000      1,086,250
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

ARGENTINA-(CONTINUED)

Republic of Argentina,
  Floating Rate Deb., 6.8125%,
  03/31/05(d)                       $ 4,092,000   $  3,666,526
--------------------------------------------------------------
  Series L, Floating Rate Gtd.
    Bonds, 6.00%, 03/31/23(d)         4,670,000      3,576,281
--------------------------------------------------------------
  Unsec. Unsub. Bonds,
    11.375%, 01/30/17                 3,395,000      3,250,713
--------------------------------------------------------------
    9.75%, 09/19/27                   6,959,000      5,923,849
--------------------------------------------------------------
                                                    17,503,619
--------------------------------------------------------------

BRAZIL-19.35%

Republic of Brazil,
  Bonds,
    11.625%, 04/15/04                 1,009,000        967,379
--------------------------------------------------------------
    5.75%, 04/15/24(f)                4,220,000      2,540,271
--------------------------------------------------------------
  Floating Rate Deb., 6.9375%,
    04/15/06(d)                       4,136,000      3,397,782
--------------------------------------------------------------
  Floating Rate Gtd. Notes, 7.00%,
    04/15/09(d)                       2,100,000      1,553,177
--------------------------------------------------------------
  Floating Rate Gtd. Bonds,
    7.00%, 04/15/12(d)                9,493,000      6,297,836
--------------------------------------------------------------
    6.9375%, 04/15/24(d)              5,450,000      3,816,684
--------------------------------------------------------------
  Notes, 14.50%, 10/15/09             2,014,000      2,091,539
--------------------------------------------------------------
  Series C, Bonds, 8.00%, 04/15/14    9,175,507      6,215,626
--------------------------------------------------------------
  Unsec. Bonds, 10.125%, 05/15/27     3,520,000      2,786,164
--------------------------------------------------------------
                                                    29,666,458
--------------------------------------------------------------

BULGARIA-4.67%

Republic of Bulgaria,
  Series A, Gtd. Bonds, 2.75%,
    07/28/12(f)                       3,520,000      2,379,041
--------------------------------------------------------------
  Series A, Gtd. Floating Rate
    Sec. Bonds, 6.50%, 07/28/24(d)    3,999,000      2,984,670
--------------------------------------------------------------
  Floating Rate PDI Deb., 6.50%,
    07/28/11(d)                       2,350,000      1,795,896
--------------------------------------------------------------
                                                     7,159,607
--------------------------------------------------------------

COLOMBIA-1.80%

Republic of Colombia,
  Unsec. Unsub. Notes, 7.625%,
  02/15/07                            1,880,000      1,551,000
--------------------------------------------------------------
  Unsub. Notes, 9.75%, 04/23/09       1,324,000      1,208,150
--------------------------------------------------------------
                                                     2,759,150
--------------------------------------------------------------

QATAR-1.13%

State of Qatar, Bonds, 9.50%,
  05/21/09 (Acquired 06/25/99;
  Cost $1,674,580)(b)                 1,658,000      1,728,714
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

KAZAKHSTAN-1.74%

Republic of Kazakhstan, Bonds,
  13.625%, 10/18/04 (Acquired
  09/28/99; Cost $2,669,490)(b)     $ 2,700,000   $  2,673,000
--------------------------------------------------------------

KOREA-4.37%

Republic of Korea, Unsub. Unsec.
  Notes, 8.875%, 04/15/08             6,435,000      6,707,155
--------------------------------------------------------------

LEBANON-1.22%

Republic of Lebanon, Series 3,
  Notes, 10.25%, 10/06/09             1,850,000      1,869,686
--------------------------------------------------------------

MALAYSIA-2.38%

Republic of Malaysia, Bonds,
  8.75%, 06/01/09                     3,538,000      3,647,041
--------------------------------------------------------------

MEXICO-10.67%

United Mexican States,
  Bonds,
    10.375%, 02/17/09                 1,700,000      1,731,875
--------------------------------------------------------------
    11.375%, 09/15/16                 2,381,000      2,552,263
--------------------------------------------------------------
    11.50%, 05/15/26                  5,248,000      5,930,980
--------------------------------------------------------------
  Series D, Floating Rate Sec.
    Gtd. Bonds 6.0675%,
    12/31/19(d)                       2,220,000      1,970,752
--------------------------------------------------------------
  Sec. Gtd. Bonds, 6.25%, 12/31/19    5,500,000      4,166,382
--------------------------------------------------------------
                                                    16,352,252
--------------------------------------------------------------

MOROCCO-1.68%

Morocco Tranche A, Registered
  Loans, 5.906%, 01/01/09
  (Acquired 03/11/99; Cost
  $2,420,780)(b)                      2,964,000      2,582,385
--------------------------------------------------------------

PANAMA-1.61%

Republic of Panama,
  Bonds,
    8.875%, 09/30/27                  1,017,000        828,490
--------------------------------------------------------------
    9.375%, 04/01/29                    626,000        593,135
--------------------------------------------------------------
  Gtd. Deb., 4.25%, 07/17/14(f)       1,400,000      1,053,392
--------------------------------------------------------------
                                                     2,475,017
--------------------------------------------------------------

PERU-2.30%

Republic of Peru,
  Gtd. Bonds, 3.75%, 03/07/17(f)      2,725,000      1,535,478
--------------------------------------------------------------
  PDI Bonds, 4.50%, 03/07/17(f)       3,136,000      1,984,150
--------------------------------------------------------------
                                                     3,519,628
--------------------------------------------------------------

PHILIPPINES-1.12%

Republic of Philippines, Bonds,
  9.875%, 01/15/19                    1,770,000      1,721,325
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

POLAND-2.63%

Republic of Poland,
  Sec. Bonds, 3.50%, 10/27/24(f)    $ 2,475,000   $  1,524,214
--------------------------------------------------------------
  Unsec. PDI Bonds, 6.00%,
    10/27/14(f)                       2,812,000      2,503,501
--------------------------------------------------------------
                                                     4,027,715
--------------------------------------------------------------

RUSSIA-6.74%

Bank of Foreign Economic Affairs
  (Vnesheconombank),
  Interest in Arrears Notes, 6.0625%,
    12/15/15(d)(g) 627,107                              72,901
--------------------------------------------------------------
  Principal Loans, 6.0625%,
    12/15/20(d)(g)                   37,242,372      3,468,382
--------------------------------------------------------------
Russian Federation, Sr. Unsec.
  Unsub. Bonds, 11.75%, 06/10/03      9,870,000      6,028,191
--------------------------------------------------------------
  12.75%, 06/24/28                    1,413,000        771,748
--------------------------------------------------------------
                                                    10,341,222
--------------------------------------------------------------

TURKEY-1.09%

Republic of Turkey,
  Notes, 12.00%, 12/15/08             1,290,000      1,306,125
--------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.375%,
    06/15/09     370,000                               372,313
--------------------------------------------------------------
                                                     1,678,438
--------------------------------------------------------------

VENEZUELA-4.40%

Republic of Venezuela,
  Floating Rate Deb., 6.313%,
  12/18/07(d)                         2,226,180      1,800,002
--------------------------------------------------------------
  Gtd. Sec. Bonds, 6.75%, 03/31/20    3,299,000      2,322,239
--------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27       3,859,000      2,619,007
--------------------------------------------------------------
                                                     6,741,248
--------------------------------------------------------------
    Total Government Bonds &
      Government Agency
      Obligations (Cost
      $135,981,782)                                123,153,660
--------------------------------------------------------------

                                      SHARES

WARRANTS-0.33%

SOVEREIGN DEBT-0.33%

Republic of Argentina (Argentina),
  expiring 12/03/99(h)                    8,810          9,911
--------------------------------------------------------------
  expiring 02/25/00(h)                    9,630        217,879
--------------------------------------------------------------
United Mexican States (Mexico),
  expiring 02/18/00(h)                    4,033        270,715
--------------------------------------------------------------
                                                       498,505
--------------------------------------------------------------
    Total Warrants (Cost $0)                           498,505
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

MONEY MARKET FUNDS-3.78%

STIC Liquid Assets Portfolio(i)       2,901,337   $  2,901,337
--------------------------------------------------------------
STIC Prime Portfolio(i)               2,901,337      2,901,337
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $5,802,674)                                    5,802,674
--------------------------------------------------------------
TOTAL INVESTMENTS-97.00%                           148,723,289
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-3.00%                                  4,605,719
--------------------------------------------------------------
NET ASSETS-100.00%                                $153,329,008
==============================================================

Investment Abbreviations:

ARS    - Argentine Peso
Deb.   - Debentures
Gtd.   - Guaranteed
PDI    - Past Due Interest
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a)Principal amount is in U.S. dollars except as indicated by note (c).
(b)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $13,791,043, which represented 8.99% of the Fund's net assets.
(c)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d)The coupon rate shown of floating rate note represents the rate at period end.
(e)Discount bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(f)The coupon rate shown on step-up coupon bonds represents the rate at period end.
(g)Defaulted security. Currently, the issuer is in default with respect to interest payments.
(h)Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at value (cost $161,899,556)       $148,723,289
------------------------------------------------------------
Foreign currencies, at value (cost $37)                   37
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,521,069
------------------------------------------------------------
  Fund shares sold                                   114,064
------------------------------------------------------------
  Dividends and interest                           3,619,496
------------------------------------------------------------
Other assets                                          44,238
------------------------------------------------------------
    Total assets                                 155,022,193
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,082,939
------------------------------------------------------------
  Fund shares reacquired                             298,225
------------------------------------------------------------
Accrued advisory fees                                145,351
------------------------------------------------------------
Accrued distribution fees                            122,295
------------------------------------------------------------
Accrued accounting services fees                       4,247
------------------------------------------------------------
Accrued trustees' fees                                 2,858
------------------------------------------------------------
Accrued operating expenses                            37,270
------------------------------------------------------------
    Total liabilities                              1,693,185
------------------------------------------------------------
Net assets applicable to shares outstanding     $153,329,008
============================================================

NET ASSETS:

Class A                                         $ 54,330,409
============================================================
Class B                                         $ 97,393,834
============================================================
Class C                                         $    208,357
============================================================
Advisor Class                                   $  1,396,408
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,543,402
============================================================
Class B                                           11,728,667
============================================================
Class C                                               25,096
============================================================
Advisor Class                                        168,733
============================================================

Class A:

  Net asset value and redemption price per
    share                                       $       8.30
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.30 / 95.25%)         $       8.71
============================================================
Class B:
  Net asset value and offering price per share  $       8.30
============================================================
Class C:
  Net asset value and offering price per share  $       8.30
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.28
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividend                                        $      5,558
------------------------------------------------------------
Interest                                          21,776,257
------------------------------------------------------------
Securities lending                                   179,871
------------------------------------------------------------
    Total investment income                       21,961,686
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,712,645
------------------------------------------------------------
Accounting services fees                              51,980
------------------------------------------------------------
Custodian fees                                       130,677
------------------------------------------------------------
Distribution fees -- Class A                         219,862
------------------------------------------------------------
Distribution fees -- Class B                       1,097,291
------------------------------------------------------------
Distribution fees -- Class C                             667
------------------------------------------------------------
Interest expense (Note 4)                            221,531
------------------------------------------------------------
Transfer agent fees -- Class A                       139,579
------------------------------------------------------------
Transfer agent fees -- Class B                       243,815
------------------------------------------------------------
Transfer agent fees -- Class C                           221
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   5,019
------------------------------------------------------------
Trustees' fees                                         7,532
------------------------------------------------------------
Other                                                227,916
------------------------------------------------------------
    Total expenses                                 4,058,735
------------------------------------------------------------
Less: Expenses paid indirectly                       (87,116)
------------------------------------------------------------
    Fees waived by advisor                           (75,488)
------------------------------------------------------------
    Net expenses                                   3,896,131
------------------------------------------------------------
Net investment income                             18,065,555
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (22,143,209)
------------------------------------------------------------
  Foreign currencies                                (775,867)
------------------------------------------------------------
  Forward contracts                                  972,301
------------------------------------------------------------
                                                 (21,946,775)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           32,555,182
------------------------------------------------------------
  Foreign currencies                                 (31,683)
------------------------------------------------------------
                                                  32,523,499
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward contracts              10,576,724
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 28,642,279
============================================================

See Notes to Financial Statements.
                                        8

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------

OPERATIONS:

  Net investment income                                       $ 18,065,555    $  33,382,360
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward contracts                   (21,946,775)     (69,501,940)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    contracts                                                   32,523,499      (49,143,194)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                28,642,279      (85,262,774)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                       (6,769,760)      (9,422,518)
-------------------------------------------------------------------------------------------
  Class B                                                      (11,031,707)     (14,937,576)
-------------------------------------------------------------------------------------------
  Class C                                                           (6,633)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (257,455)        (246,624)
-------------------------------------------------------------------------------------------

Distributions in excess of net investment income:

  Class A                                                         (449,410)              --
-------------------------------------------------------------------------------------------
  Class B                                                         (785,022)              --
-------------------------------------------------------------------------------------------
  Class C                                                             (710)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (16,159)              --
-------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                               --      (24,756,370)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (41,863,802)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --         (638,983)
-------------------------------------------------------------------------------------------
Return of capital
  Class A                                                               --       (3,147,917)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (4,936,309)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --          (82,579)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      (18,452,955)       3,431,336
-------------------------------------------------------------------------------------------
  Class B                                                      (17,772,062)      (3,086,499)
-------------------------------------------------------------------------------------------
  Class C                                                          206,296               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (300,841)        (518,649)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (26,994,139)    (185,469,264)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          180,323,147      365,792,411
-------------------------------------------------------------------------------------------
  End of period                                               $153,329,008    $ 180,323,147
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $249,451,851    $ 285,771,413
-------------------------------------------------------------------------------------------
  Distributions in excess of net investment income              (1,665,521)         (41,564)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward contracts       (81,281,069)     (59,706,950)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contracts       (13,176,253)     (45,699,752)
-------------------------------------------------------------------------------------------
                                                              $153,329,008    $ 180,323,147
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Markets Debt Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is high current income, and its secondary investment objective is growth of capital. The Fund invests substantially all of its investable assets in Emerging Markets Debt Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was decreased and undistributed net realized gain (loss) increased by $372,656 as a result of differing book/tax treatment of foreign currency transactions in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $76,114,462 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.

D. Futures Contracts--The Portfolio may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

H. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

I. Indexed Securities--The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH
       AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. INVESCO Asset Management Limited is the Fund's and the Portfolio's subadvisor. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.475% on the first $500 million of the Portfolio's average daily net assets, plus 0.45% on the next $1 billion of the Portfolio's average daily net assets, plus 0.425% on the next $1 billion of the Portfolio's average daily net assets, plus 0.40% on the Portfolio's average daily net assets exceeding $2.5 billion, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $75,488.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $51,980 for such services. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $345,384 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $219,862, $1,097,291 and $667, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $26,041 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $481 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $87,116 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $87,116 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $3,956,575 with a weighted average interest rate of 5.60%. Interest expense for the Fund for the year ended October 31, 1999 was $221,531.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, there were no securities on loan to brokers. For the year ended October 31, 1999, the Portfolio received fees of $179,871 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $553,770,582 and $602,932,879, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $  4,402,200
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (22,874,837)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(18,472,637)
=========================================================
Cost of investments for tax purposes is $167,195,926.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      3,233,391   $ 26,598,153    10,918,639   $ 129,801,507
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,696,545     38,346,742     5,958,185      73,991,330
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        24,266        199,586            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  363,714      2,925,142       490,309       6,221,370
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        565,425      4,586,556     2,191,470      26,459,355
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        906,003      7,345,956     3,020,192      36,460,585
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                           830          6,710            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   33,070        268,042        76,464         920,280
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (6,073,553)   (49,637,664)  (12,901,851)   (152,829,526)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,791,891)   (63,464,760)   (9,736,068)   (113,538,414)
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (431,949)    (3,494,025)     (602,542)     (7,660,299)
---------------------------------------------------------------------------------------------------------------------
                                                              (4,474,149)  $(36,319,562)     (585,202)  $    (173,812)
=====================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               1999      1998(a)    1997(a)     1996(a)       1995
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                          $ 7.86     $15.56     $  14.85    $  11.70    $  12.56
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.86       1.35(b)      1.19        1.27        1.35
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments         0.51      (4.80)        0.93        3.09       (1.09)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations           1.37      (3.45)        2.12        4.36        0.26
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
 From net investment income                                    (0.93)     (1.06)       (1.18)      (1.11)      (1.03)
--------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments                            --      (2.83)       (0.23)      (0.10)      (0.03)
--------------------------------------------------------------------------------------------------------------------
 Return of capital                                                --      (0.36)          --          --       (0.06)
--------------------------------------------------------------------------------------------------------------------
   Total distributions                                         (0.93)     (4.25)       (1.41)      (1.21)      (1.12)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 8.30     $ 7.86     $  15.56    $  14.85    $  11.70
====================================================================================================================
Total return(c)                                                18.38%    (30.07)%      14.46%      39.05%       2.81%
====================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $54,330    $69,321    $133,973    $178,318    $142,002
====================================================================================================================
Ratio of net investment income to average net assets:(d)       10.73%(e)  11.27%        7.39%       9.52%      11.85%
====================================================================================================================
Ratio of expenses to average net assets excluding interest
 expense:(f)                                                    1.75%(e)   1.74%        1.58%       1.69%       1.75%
====================================================================================================================
Ratio of interest expense to average net asset                  0.13%       N/A          N/A        0.04%        N/A
====================================================================================================================
Portfolio turnover rate                                          336%       339%         214%        290%        213%
====================================================================================================================

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.69% for 1999.
(e)  Ratios are based on average net assets of $62,817,833.
(f) After fee waiver and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.79% for 1999.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                1999         1998(a)     1997(a)     1996(a)       1995
                                                              ---------      --------    --------    --------    --------
Net asset value, beginning of period                          $   7.86       $  15.54    $  14.83    $  11.69    $  12.56
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.81           1.28(b)     1.09        1.17        1.27
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments          0.51          (4.79)       0.93        3.09       (1.09)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations            1.32          (3.51)       2.02        4.26        0.18
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (0.88)         (0.98)      (1.08)      (1.03)      (0.96)
-------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                             --          (2.83)      (0.23)      (0.09)      (0.03)
-------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                 --          (0.36)         --          --       (0.06)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.88)         (4.17)      (1.31)      (1.12)      (1.05)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.30       $   7.86    $  15.54    $  14.83    $  11.69
=========================================================================================================================
Total return(c)                                                  17.61%        (30.49)%     13.77%      38.16%       2.07%
=========================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $ 97,394       $109,406    $228,101    $251,002    $214,897
=========================================================================================================================
Ratio of net investment income to average net assets(d)          10.08%(e)      10.62%       6.74%       8.87%      11.20%
=========================================================================================================================
Ratio of expenses to average net assets excluding interest
  expense:(f)                                                     2.40%(e)       2.39%       2.23%       2.34%       2.40%
=========================================================================================================================
Ratio of interest expense to average net assets                   0.13%           N/A         N/A        0.04%        N/A
=========================================================================================================================
Portfolio turnover rate                                            336%           339%        214%        290%        213%
=========================================================================================================================

(a) These selected per share operating data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.04% for 1999.
(e)  Ratios are based on average net assets of $109,729,116.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.44% for 1999.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                             ADVISOR CLASS
                                                       CLASS C        -----------------------------------------------------------
                                                   ----------------                                                JUNE 1, 1995
                                                    MARCH 1, 1999        YEAR ENDED OCTOBER 31,                         TO
                                                          TO          ----------------------------                 OCTOBER 31,
                                                   OCTOBER 31, 1999   1999(a)   1998(a)    1997(a)    1996(a)          1995
                                                   ----------------   -------   -------    -------    -------    ----------------
Net asset value, beginning of period                    $ 7.96        $ 7.83    $15.52     $14.83     $11.71          $11.44
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.53          0.87      1.40(b)    1.22       1.34            0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                           0.37          0.54     (4.79)      0.93       3.05            0.17
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                          0.90          1.41     (3.39)      2.15       4.39            0.74
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                             (0.56)        (0.96)    (1.11)     (1.23)     (1.16)          (0.44)
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                     --            --     (2.83)     (0.23)     (0.11)             --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         --            --     (0.36)        --         --           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                  (0.56)        (0.96)    (4.30)     (1.46)     (1.27)          (0.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 8.30        $ 8.28    $ 7.83     $15.52     $14.83          $11.71
=================================================================================================================================
Total return(c)                                          11.74%        18.87%   (29.79)%    14.72%     39.38%           6.54%
=================================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                    $  208        $1,396    $1,596     $3,719     $15,298         $1,463
=================================================================================================================================
Ratio of net investment income to average net
  assets(d)                                              10.08%(e)     11.08%(f) 11.62%      7.74%      9.87%          12.20%(g)
=================================================================================================================================
Ratio of expenses to average net assets excluding
  interest expense:(h)                                    2.40%(e)      1.40%(f)  1.39%      1.23%      1.34%           1.40%(g)
=================================================================================================================================
Ratio of interest expenses to average net assets          0.13%         0.13%      N/A        N/A       0.04%            N/A
=================================================================================================================================
Portfolio turnover rate                                    336%          336%      339%       214%       290%            213%(f)
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charge and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.04% (annualized) and 11.04% for Class C and Advisor class, respectively, for 1999.
(e)  Ratios are annualized and based on average net assets of $99,297.
(f)  Ratios are based on average net assets of $2,258,611.
(g)  Annualized.
(h) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.44% (annualized) and 1.44% for Class C and Advisor Class, respectively, for 1999

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Emerging Markets Debt Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Debt Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinions expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                              OFFICERS                               OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                       11 Greenway Plaza
President, Plantagenet Capital                 Chairman and President                 Suite 100
Management, LLC (an investment                                                        Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President and Treasurer           INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                        A I M Advisors, Inc.
Frank S. Bayley                                Vice President and Secretary           11 Greenway Plaza
Partner, law firm of                                                                  Suite 100
Baker & McKenzie                               Melville B. Cox                        Houston, TX 77046
                                               Vice President
Robert H. Graham                                                                      TRANSFER AGENT
President and Chief Executive Officer,         Gary T. Crum
A I M Management Group Inc.                    Vice President                         A I M Fund Services, Inc.
                                                                                      P.O. Box 4739
Ruth H. Quigley                                Carol F. Relihan                       Houston, TX 77210-4739
Private Investor                               Vice President
                                                                                      CUSTODIAN
                                               Mary J. Benson
                                               Assistant Vice President and           State Street Bank and Trust Company
                                               Assistant Treasurer                    225 Franklin Street
                                                                                      Boston, MA 02110
                                               Sheri Morris
                                               Assistant Vice President and           COUNSEL TO THE FUND
                                               Assistant Treasurer
                                                                                      Kirkpatrick & Lockhart LLP
                                               Nancy L. Martin                        1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary                    Washington, D.C. 20036-1800

                                               Ofelia M. Mayo                         COUNSEL TO THE TRUSTEES
                                               Assistant Secretary
                                                                                      Paul, Hastings, Janofsky & Walker LLP
                                               Kathleen J. Pflueger                   Twenty Third Floor
                                               Assistant Secretary                    555 South Flower Street
                                                                                      Los Angeles, CA 90071

                                                                                      DISTRIBUTOR

                                                                                      A I M Distributors, Inc.
                                                                                      11 Greenway Plaza
                                                                                      Suite 100
                                                                                      Houston, TX 77046

                                                                                      AUDITORS

                                                                                      PricewaterhouseCoopers LLP
                                                                                      160 Federal St.
                                                                                      Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION - UNAUDITED

AIM Emerging Markets Debt Fund paid ordinary dividends in the amount of $0.930, $0.877, $0.564 and $0.958 per share to Class A, Class B, Class C and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 0% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY FUNDS--Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                     AIM Money Market Fund                   leadership in the mutual fund industry
AIM Blue Chip Fund AIM Capital Development Fund   AIM Tax-Exempt Cash Fund                since 1976 and managed approximately
AIM Constellation Fund                                                                    $120 billion in assets for more than 6.4
AIM Dent Demographic Trends Fund                  INTERNATIONAL GROWTH FUNDS              million shareholders, including
AIM Large Cap Growth Fund                         AIM Advisor International Value Fund    individual investors, corporate clients
AIM Mid Cap Equity Fund                           AIM Asian Growth Fund                   and financial institutions, as of
AIM Mid Cap Growth Fund                           AIM Developing Markets Fund             September 30, 1999.
AIM Mid Cap Opportunities Fund                    AIM Euroland Growth Fund(4)                 The AIM Family of Funds--Registered
AIM Select Growth Fund                            AIM European Development Fund           Trademark-- is distributed nationwide,
AIM Small Cap Growth Fund(2)                      AIM International Equity Fund           and AIM today is the 10th-largest mutual
AIM Small Cap Opportunities Fund(3)               AIM Japan Growth Fund                   fund complex in the United States in
AIM Value Fund                                    AIM Latin American Growth Fund          assets under management, according to
AIM Weingarten Fund                               AIM New Pacific Growth Fund             Strategic Insight, an independent mutual
                                                                                          fund monitor.
GROWTH & INCOME FUNDS                             GLOBAL GROWTH FUNDS
AIM Advisor Flex Fund                             AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund                  AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                                 GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                              AIM Global Growth & Income Fund
AIM Charter Fund                                  AIM Global Utilities Fund

INCOME FUNDS                                      GLOBAL INCOME FUNDS
AIM Floating Rate Fund                            AIM Emerging Markets Debt Fund
AIM High Yield Fund                               AIM Global Government Income Fund
AIM High Yield Fund II                            AIM Global Income Fund
AIM Income Fund                                   AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund                THEME FUNDS
                                                  AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                             AIM Global Financial Services Fund
AIM High Income Municipal Fund                    AIM Global Health Care Fund
AIM Municipal Bond Fund                           AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut           AIM Global Resources Fund
AIM Tax-Free Intermediate Fund                    AIM Global Telecommunications and Technology Fund(5)
                                                  AIM Global Trends Fund(6)


(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.


                                                                        EMD-AR-1